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                        AMERICAN INDEPENDENCE FUNDS TRUST


                        SUPPLEMENT DATED AUGUST 30, 2000
                        TO PROSPECTUS DATED MARCH 1, 2000

         On August 29, 2000, the Board of Trustees of American Independence Funds Trust. ("Trust ") approved on behalf of the Kansas Tax-Exempt Bond Fund (the "Fund"), and recommended for shareholder approval, new sub-advisory arrangements between Galliard Capital Management Inc.("Galliard") and INTRUST Financial Services, Inc.("INTRUST"), the investment adviser to the Fund (the ("Sub-Advisory Agreement"). Galliard currently serves as Sub-Adviser for the American Independence Short Term Bond Fund and Intermediate Bond Fund. A description of Galliard is contained in the Prospectus. THE PROPOSED SUB-ADVISORY RELATIONSHIP WILL NOT RESULT IN ANY CHANGE IN ADVISORY FEES CURRENTLY PAID BY THE FUND TO INTRUST.

         Shareholders of the Fund as of the record date September 15, 2000 will receive proxy materials covering the proposals for the Sub-Advisory Agreement in connection with the Fund's Shareholder Meeting to be held October 27, 2000.